EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 3

Dated as of July 1, 2003

THIS AMENDMENT NO. 3 (the “Amendment”) is entered into as of July 1, 2003 by and among EDUCATION FUNDING RESOURCES, LLC, (the “Issuer”), EDUCATION LENDING SERVICES, INC. (the “Master Servicer”), CRC FUNDING, LLC (as successor to CORPORATE RECEIVABLES CORPORATION) and CAFCO, LLC (as successor to CORPORATE ASSET FUNDING COMPANY, INC.) (each a “Conduit Lender”), the financial institutions party to the “Indenture” (as defined below) from time to time as “Committed Lenders (each a “Committed Lender” and, together with the Conduit Lenders, the “Lenders”), CITICORP NORTH AMERICA, INC. (“CNAI”) as agent for the Lenders (the “Agent”) and FIFTH THIRD BANK, as indenture trustee (the “Indenture Trustee”) and as eligible lender trustee (the “Eligible Lender Trustee”). Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Indenture.

PRELIMINARY STATEMENTS

A. The Issuer, the Master Servicer, the Lenders, the Agent, the Indenture Trustee and the Eligible Lender Trustee are parties to that certain Indenture dated as of October 18, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”).

B. The Issuer has requested that the Lenders and the Agent amend the Indenture and the Lenders and the Agent have agreed to amend the Indenture on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Indenture. Effective as of the “Amendment Effective Date” (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 below:

(a) Section 13.13 of the Indenture is hereby amended and restated in its entirety to read as follows:

SECTION 13.13 Confidentiality.

(a) Notwithstanding any other provision herein, each of the parties hereto (and each employee, representative or other agent of each such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure (the “Structure and Tax Aspects”) of the transaction (the “Transaction”) contemplated by this Agreement and the Transaction Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

(b) Subject to the provisions of the foregoing paragraph (a), each of the Issuer and the Master Servicer agrees that it shall not (and shall not allow any of its Affiliates to) disclose to any Person or entity the existence of this Agreement, the other Transaction Documents or the terms hereof (including, without limitation, any specific pricing information provided by the Agent and its Affiliates or the amount or terms of any fees payable to the Agent and its Affiliates in connection with the Transaction) or the structure of the Transaction, any related structures developed by the Agent and its Affiliates for the Issuer or the Master Servicer, any related analyses, computer models, information or documents, any written or oral reports from the Agent and its Affiliates to the Issuer or the Master Servicer or any related written information, to the extent that such items do not constitute Structure and Tax Aspects or the existence and status of any ongoing negotiations between the Issuer and its Affiliates and the Agent and its Affiliates concerning the Transaction (collectively, the “Product Information”), except to its and its Affiliates’ employees, officers, directors, advisors, representatives, accountants, legal counsel and agents (collectively, the “Company Representatives”) who have a need to know the Product Information for the purpose of assisting in the negotiation and completion of the Transaction and who agree to be bound by the provisions of this Section 13.13 and to use such Product Information only in connection with the Transaction and not for any other purpose. The Issuer will be responsible for any failure of any Company Representative to comply with the provisions of this Section 13.13. “Product Information” shall not include, however, information that is a matter of general public knowledge or has heretofore been or is hereafter published in any source generally available to the public other than as a result of a disclosure by any person required to keep such information confidential as provided in this section. The Issuer, the Master Servicer and any of their respective Affiliates may disclose Product Information to the extent required by applicable law, regulation, subpoena or other legal process or as requested by any governmental agency or other regulatory authority (including, without limitation, any self-regulatory authority) with jurisdiction over the Issuer, the Master Servicer or any of their respective Affiliates.

(c) Each of the Secured Parties agrees (i) to keep all non-public information with respect to the Issuer and the Master Servicer and their respective Affiliates which such Secured Party receives pursuant to the Transaction Documents (collectively, the “Issuer Information”) confidential and to disclose Issuer Information only to those of its officers, employees, agents, accountants, legal counsel and other representatives of the Secured Parties (collectively, the “Secured Party Representatives”), to the rating agencies or to their Program Support Providers which, in each case, may have a need to know or review such Issuer Information for the purpose of assisting in the negotiation, completion, administration and evaluation of the Transaction (ii) to use the Issuer

Information only in connection with the Transaction and not for any other purpose; and (iii) to cause its related Secured Party Representatives to comply with the provisions of this Section 13.13(c). The provisions of this Section 13.13(c) shall not apply to any Issuer Information that is a matter of general public knowledge or that has heretofore been made available to the public by any Person other than such Secured Party Representative or that is required to be disclosed by law or is requested by any authority with jurisdiction over any Secured Party or Secured Party Representative or any of its Affiliates.

(d) Notwithstanding the foregoing, the Issuer Information may be disclosed by any Secured Party to permitted assignees and participants and potential assignees and participants in the Transaction to the extent such disclosure is made pursuant to a written agreement of confidentiality substantially similar to this Section 13.13.

(e) The provisions of this Section 13.13 shall survive the termination of this Agreement.

(b) The definition of “Commitment” contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

“ ‘Commitment’ means the obligation of a Committed Lender to make Advances pursuant to the Agreement in an amount not to exceed, in aggregate, the amount set forth opposite such Committed Lender’s name on the signature pages to Amendment No. 3, dated as of July 1, 2003, to the Agreement, as such amount may be modified from time to time in accordance with the terms of the Agreement.”

(c) The definition of “Program Limit” contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

“ ‘Program Limit’ means (i) for the period from (and including) July 1, 2003 to (but excluding) the earlier of (A) September 30, 2003 or (B) such date requested by the Issuer and agreed to in writing by the Agent, an amount equal to $750,000,000 and (ii) otherwise, $500,000,000.”

SECTION 2. Effective Date. This Amendment shall become effective, as of the date first above written (the “Amendment Effective Date”), upon receipt by the Agent of (i) six (6) copies of this Amendment duly executed by each of the Issuer, the Master Servicer, the Lenders, the Agent, the Indenture Trustee and the Eligible Lender Trustee, (ii) a secretary’s certificate from each of the Issuer and the Master Servicer certifying resolutions for the Issuer and the Master Servicer approving the execution and delivery of the Amendment and (iii) an amendment fee in an amount equal to $25,000 in immediately available funds (which shall be fully earned and non-refundable as of the date paid).

SECTION 3. Covenants, Representations and Warranties of the Issuer and the Master Servicer.

3.1 Upon the effectiveness of this Amendment, the Issuer and the Master Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Indenture and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Amendment Effective Date.

3.2 As of the Amendment Effective Date, each of the Issuer and the Master Servicer represents and warrants to the Lenders and the Agent that:

(a) the representations and warranties made by it in the Indenture are true and correct with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date);

(b) after giving effect to the amendments and waivers contained herein, no Unmatured Event of Termination or Event of Termination exists or will result from the execution of this Amendment;

(c) no event or circumstance has occurred since October 18, 2002 that has resulted, or could reasonably be expected to result in a Material Adverse Change;

(d) each of the Indenture and this Amendment has been duly authorized by proper corporate proceedings of the Issuer and the Master Servicer and constitutes the legal, valid and binding obligation of the Issuer and the Master Servicer enforceable against the Issuer and the Master Servicer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies; and

(e) this Amendment does not affect the enforceability of the Indenture against the Issuer or the Master Servicer, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies.

SECTION 4. Effect on the Indenture.

4.1 On and after the Amendment Effective Date, each reference in the Indenture to “this Indenture”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and all references to the Indenture in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the Indenture as amended hereby. The Indenture and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the

Indenture or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.3 Each party hereto agrees and acknowledges that this Amendment constitutes a “Transaction Document” under and as defined in the Indenture.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.

SECTION 7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each of the Issuer, the Master Servicer, the Lenders, the Agent, the Indenture Trustee, the Eligible Lender Trustee and their respective successors and assigns.

SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 9. Agent’s Expenses. The Issuer agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, legal fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

SECTION 10. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

SECTION 11. No Course of Dealing. The Agent and the Lenders have entered into this Amendment on the express understanding with the Issuer and the Master Servicer that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Issuer or the Master Servicer. The Agent’s and the Lenders’ rights to require strict performance with all of the terms and conditions of the Indenture and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

EDUCATION FUNDING RESOURCES, LLC, as Issuer

By:	/s/ Perry D. Moore
Name:	PERRY D. MOORE
Title:	SVP-Finance

EDUCATION LENDING SERVICES, INC., as Master Servicer

By:	/s/ Perry D. Moore
Name:	PERRY D. MOORE
Title:	SVP-Finance

Amendment No. 3

dated as of July 1, 2003

to Indenture

dated as of October 18, 2002

CRC FUNDING, LLC (as successor to CORPORATE RECEIVABLES CORPORATION), as Conduit Lender

By:	CITICORP NORTH AMERICA, INC.,
its attorney-in-fact

By:	/s/ Sumeet Wadhera
Name:	SUMEET WADHERA
Title:	Vice President

CAFCO, LLC (as successor to CORPORATE ASSET FUNDING COMPANY, INC.), as Conduit Lender

By:	CITICORP NORTH AMERICA, INC.,
its attorney-in-fact

By:	/s/ Sumeet Wadhera
Name:	SUMEET WADHERA
Title:	Vice President

Amendment No. 3

dated as of July 1, 2003

to Indenture

dated as of October 18, 2002

Commitments:

(i) During the period from (and including) July 1, 2003 to (but excluding) the earlier of (A) September 30, 2003 or (B) such date requested by the Issuer and agreed to in writing by the Agent, $500,000,000 and (ii) otherwise, $250,000,000.	CITIBANK, N.A., as Committed Lender with respect to CRC Funding, LLC
	By:	/s/ Sumeet Wadhera
	Name:	SUMEET WADHERA
	Title:	Vice President

$250,000,000	CITIBANK, NA., as Committed Lender with respect to CAFCO, LLC

	By:	/s/ Sumeet Wadhera
	Name:	SUMEET WADHERA
	Title:	Vice President

Amendment No. 3

dated as of July 1, 2003

to Indenture

dated as of October 18, 2002

CITICORP NORTH AMERICA, INC., as Agent

		By:	/s/ Sumeet Wadhera
		Name:	SUMEET WADHERA
		Title:	Vice President

FIFTH THIRD BANK, as Indenture Trustee and as Eligible Lender Trustee

		By:	/s/ Christine M. Schaub
		Name:	CHRISTINE M. SCHAUB
		Title:	Vice President

Acknowledged and Agreed to as of the date first written above:

CITIBANK. N.A., as Letter of Credit Provider

By:	/s/ Sumeet Wadhera
Name:	SUMEET WADHERA
Title:	Vice President

Amendment No. 3

dated as of July 1, 2003

to Indenture

dated as of October 18, 2002